UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Hampton Road, Suffolk, Virginia

On April 30, 2015, CNL Growth Properties, Inc. (the “Company”), through a wholly owned subsidiary of the Company’s operating partnership (the “CGP JV Partner”), entered into an agreement with Bainbridge Communities Acquisition I, LLC, a Florida limited liability company (the “Bainbridge JV Partner”) for the purpose of forming a joint venture, GGT Hampton Roads VA Venture, LLC, a Delaware limited liability company (the “Joint Venture”), of which the CGP JV Partner owns a 90% interest and the Bainbridge JV Partner owns a 10% interest. The Bainbridge JV Partner is an affiliate of The Bainbridge Companies (“Bainbridge”).

On April 30, 2015, the Joint Venture acquired a fee simple interest in an approximately 9.7-acre parcel of land, in Suffolk, Virginia, located in the Hampton Roads metropolitan region of Southeastern Virginia, on which the Joint Venture will develop, construct and operate a “Class A” multifamily residential community (the “Project”). The Project will consist of six 3-story buildings having an aggregate of approximately 230,508 square feet of net rentable area, a total of 228 residential units consisting of one, two, and three bedroom floor plans, with an average gross unit size of 1,011 square feet, and 411 surface parking spaces and 12 detached garages. The Project will be known as the “Bainbridge Prices Fork Apartments.”

The total projected budget for the Project, including the purchase price of the land, construction costs and other development costs, is approximately $36.1 million. The purchase price for the land and related acquisition closing costs, and certain expenses, fees and pre-development costs were funded by the Joint Venture from the capital contributions of the JV Partners. The balance of the development and construction costs of the Project will be funded with a construction loan from First Citizens Bank & Trust Company in the amount of approximately $25.3 million.

Bainbridge, through affiliated companies, will act as the developer and the general contractor of the Project. Bainbridge will receive development and construction fees at market rates. We anticipate that the Project should achieve substantial completion in December of 2016. Once completed, the leasing and management of the Project will be provided by an affiliate of Bainbridge.

The Company, through the CGP JV Partner, is the managing member of the Joint Venture. However, the Company has delegated to Bainbridge the authority to manage the day-to-day operations of the Joint Venture, subject to the Company’s approval of certain major decisions, and further subject to the Company’s right to terminate such delegation of authority.

The Project is intended to be the Company’s final multifamily development property. Bainbridge is a privately-held real estate development company headquartered in Wellington, Florida and Bethesda, Maryland. Bainbridge is an owner, developer and manager of luxury multifamily apartment communities located in the eastern United States. We are not affiliated with Bainbridge or the Bainbridge JV Partner.

Cautionary Note Regarding Forward-Looking Statements

Statements contained herein that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlgrowthproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2015		CNL GROWTH PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Scott C. Hall
Scott C. Hall
Senior Vice President of Operations